SEC File No. 33-36962



                         MONEY MARKET FUND SWEEP SHARES

                         Supplement dated April 10, 2000
                      to the Prospectus dated March 1, 2000

         Effective April 1, 2000, New York Life Asset Management Operating Company LLC ("NYLAMOC") replaced New York Life Insurance Company ("New York Life") as the Subadvisor to the Money Market Fund. NYLAMOC is a wholly-owned subsidiary of New York Life Asset Management LLC and an indirect wholly-owned subsidiary of New York Life. This replacement has had no effect on the Fund's investment personnel, investment objectives, fees or any other aspect of the Fund's operations.

         Also effective April 1, 2000, shareholder service fees paid by the Fund for services rendered in connection with the Money Market Fund Sweep Shares will be paid to MainStay Management LLC (the "Manager") instead of to New York Life. In addition, New York Life has stopped serving as the Fund's subadministrator and no longer receives fees from the Fund's Manager for providing subadministration services.

         The following changes are made to the Prospectus:

         The reference to "New York Life Insurance Company" on page 2 of the Prospectus is hereby deleted and replaced by "New York Life Asset Management Operating Company LLC."

         References to "New York Life" in the first paragraph under the heading Shareholder Services Plan on page 6 of the Prospectus are hereby deleted and replaced by "MainStay Management LLC."

         The last sentence of the first paragraph under the heading Who Runs the Fund's Day-to-Day Business? on page 11 of the Prospectus is hereby deleted in its entirety and the second paragraph under the same heading is hereby deleted in its entirety and replaced with the following: "The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that aren't the responsibility of the Fund, including the fees paid to the Subadvisor."

         The first paragraph under the heading Who Manages Your Money? on page 11 of the Prospectus is hereby deleted in its entirety and replaced with the following:

         "New York Life Asset Management Operating Company LLC ("NYLAMOC"), 51 Madison Avenue, New York, NY 10010, is the Subadvisor to the Money Market Fund. NYLAMOC, formed in 1999 as a Delaware limited liability company, is a wholly-owned subsidiary of New York Life Asset Management LLC and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of April 1, 2000, NYLAMOC succeeded to certain portions of the investment advisory business of New York Life, including the portfolio management of the Money Market Fund, and managed over $69 billion in assets."

                                                                    MIPS01-04/00